Exhibit 99.1

FOR IMMEDIATE RELEASE

May 9, 2006

SurModics and Donaldson Announce Strategic Marketing

and Distribution Relationship with Corning Life Sciences

MINNEAPOLIS, MINNESOTA (May 9, 2006) – SurModics, Inc. (NASDAQ:SRDX) and Donaldson Company, Inc. (NYSE:DCI) today announced a strategic marketing and distribution agreement with Corning Incorporated (NYSE: GLW), through which Corning Life Sciences will provide worldwide marketing and distribution of nanofiber cell culture products for in vitro (laboratory based) cell culture research and drug discovery applications.

The distribution agreement is intended to bring the SurModics-Donaldson jointly developed nanofiber products to customers more quickly by taking advantage of Corning Life Sciences’ market leading position in plastic and glass labware for use in cell culture and drug discovery applications. Evaluations by multiple customers have demonstrated that the Ultra-Web™ Synthetic ECM (extracellular matrix) products mimic cell growth conditions that more closely resemble those found in the body (in vivo), leading to improved outcomes in cell culture, cell-based bioassays and other in vitro cell-related applications.

“Corning Life Sciences is an outstanding partner to market and distribute the Ultra-Web Synthetic ECM technology into the cell culture and drug discovery marketplace,” said Bruce Barclay, President and CEO of SurModics. “Corning Life Sciences’ market leadership position will help accelerate the market adoption and penetration of this revolutionary technology. We are excited about working closely with Corning Life Sciences to capitalize on the full potential of this platform technology.”

“The Ultra-Web Synthetic extracellular matrix technology is a breakthrough synthetic technology and fits well with our growth vision for cell culture and drug discovery applications,” said Mark Beck, Division Vice President and Deputy General Manager of Corning Life Sciences. “This agreement with SurModics and Donaldson is consistent with our commitment to bring the best technology in the right product formats to our customers.”

Donaldson and SurModics formed a joint development relationship in May 2005, combining Donaldson’s nanofiber technology and SurModics’ surface modification technology to create synthetic nanofibrillar cell culture products. Donaldson and SurModics recently introduced the first jointly developed product as a cell culture insert based on the Ultra-Web Synthetic ECM technology. Moving forward, all three companies will continue to jointly develop a platform of products based on the technology.

In collaboration with the inventor, Dr. Melvin Schindler, Department of Biochemistry and Molecular Biology, Michigan State University, and Dr. Sally Meiners of the Robert Wood Johnson Medical School of Piscataway, New Jersey, Donaldson and SurModics have demonstrated that the Ultra-Web technology provides enhanced cell culture results and more in vivo-like cell behavior with certain cells and cell types. Field tests also have shown that the Ultra-Web Synthetic ECM provides superior performance compared to variable biological matrices and hydrogels.

SurModics, Donaldson, and Corning Life Sciences will target both basic cell biology research and cell-based high throughput screening (HTS) applications for drug discovery and development. Additional information about Donaldson Ultra-Web™ Synthetic ECM products can be found at www.synthetic-ecm.com.

About SurModics, Inc.

SurModics, Inc. is a leading provider of surface modification technologies in the areas of biocompatibility, site specific drug delivery, biological cell encapsulation, and medical diagnostics. SurModics partners with the world’s foremost medical device, pharmaceutical and life science companies to bring innovation together for better patient outcomes. Recent collaborative efforts include the implementation of SurModics’ Bravo™ drug delivery polymer matrix as a key component of the first-to-market drug-eluting coronary stent. SurModics is also active in the ophthalmology market with a sustained drug delivery system that is currently in human trials for treatment of retinal disease. A significant portion of SurModics’ revenue is generated by royalties earned from the sale of our customers’ commercial products. SurModics is headquartered in Eden Prairie, MN. More information about the company can be found at www.surmodics.com. The content of SurModics’ web site is not part of this release or part of any filings the company makes with the SEC.

About Donaldson Company, Inc.

Donaldson is a leading worldwide provider of filtration systems and replacement parts. Donaldson is a technology-driven company committed to satisfying customer needs for filtration solutions through innovative research and development. Donaldson serves customers in the diesel engine and industrial markets including in-plant air cleaning, compressed air and gas purification, power generation, disk drive filtration, off-road equipment and trucks. Our 11,000 employees contribute to the company’s success at over 30 manufacturing locations around the world. Donaldson is a member of the S&P MidCap 400 Index and Donaldson shares are traded on the NYSE under the symbol DCI. Additional company information is available at www.donaldson.com.

About Corning Incorporated

Corning Incorporated (www.corning.com) is a diversified technology company that concentrates its efforts on high-impact growth opportunities. Corning combines its expertise in specialty glass, ceramic materials, polymers and the manipulation of the properties of light, with strong process and manufacturing capabilities to develop, engineer and commercialize significant innovative products for the telecommunications, information display, environmental, semiconductor, and life sciences industries.

Corning Life Sciences helps customers succeed by providing innovative, high-quality products and service in the areas of polymer science, biochemistry and molecular biology, glass melting and forming, surface modification and characterization science. Corning cell culture and assay labware products include tissue culture dishes, 6 and 24-well multiwell plates, 96, 384, and 1536-well microplates, roller bottles, flasks, and CellSTACK® Culture Chambers. The business’ dedication to quality, technology, and innovation has enabled it to produce a comprehensive line of plastic laboratory disposables and reusable glassware that exceeds American Standard Testing Method (ASTM) standards for life science research.

SurModics’ Safe Harbor for Forward Looking Statements

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and SurModics intends that such forward looking statements be subject to the safe harbor created thereby. Factors that may cause actual results to differ from the forward-looking statements include those described in the “Risk Factors” and other sections of SurModics’ filings with the Securities and Exchange Commission. SurModics does not undertake an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Donaldson’s Safe Harbor Statement

The company desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is making this cautionary statement in connection with such safe harbor legislation. This release, the Annual Report to Shareholders, any Form 10-K, 10-Q or Form 8-K of the company or any other written or oral statements made by or on behalf of the company may include forward-looking statements, forecasts and projections which reflect the company’s current views with respect to future events and financial performance but involve uncertainties that could significantly impact results. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “outlook,” “plan,” “promises,” “project,” “should,” “will be” and similar expressions are intended to identify “forward-looking statements” within the meaning of the Act.

The company wishes to caution investors that any forward-looking statements are subject to uncertainties and other risk factors that could cause actual results to differ materially from such statements, including but not limited to risks associated with: currency fluctuations, commodity prices, world economic factors, political factors, the company’s international operations, highly competitive markets, changes in product demand, and governmental laws and regulations. For a more detailed explanation, see the company’s 2005 Form 10-K and most recent Form 10-Q filed with the Securities and Exchange Commission. The company wishes to caution investors that new factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Investors are further cautioned not to place undue reliance on such forward-looking statements as they speak only to the company’s views as of the date the statement is made. The company undertakes no obligation to publicly update or revise any forward-looking statements.

Corning Incorporated Forward-Looking and Cautionary Statements

This press release contains forward-looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic and political conditions; tariffs, import duties and currency fluctuations; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; cost reductions; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the liquid crystal display industry and other businesses; changes in the mix of sales between premium and non-premium products; facility expansions and new plant start-up costs; possible disruption in commercial activities due to terrorist activity, armed conflict, political instability or major health concerns; ability to obtain financing and capital on commercially reasonable terms; adequacy and availability of insurance; capital resource and cash flow activities; capital spending; equity company activities; interest costs; acquisition and divestiture activities; the level of excess or obsolete inventory; the rate of technology change; the ability to enforce patents; product and components performance issues; changes in key personnel; stock price fluctuations; and adverse litigation or regulatory developments. These and other risk factors are identified in Corning’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.

MEDIA CONTACTS:

SurModics, Inc.

Phil Ankeny, 952-829-2700

Donaldson Company, Inc.

Rich Sheffer, 952-887-3753

Corning Incorporated

Life Sciences

Pamela D’Arcangelo, 978-635-2275